Summary of Significant Accounting Policies (Details) - Schedule of diluted net income per common stock is the same as basic net income per common stock - Common Stock [Member] - USD ($)	3 Months Ended
	Mar. 31, 2022	Mar. 31, 2021
Numerator:
Allocation of net income, as adjusted	$ 955,240	$ 3,461,107
Denominator:
Basic and diluted weighted average shares outstanding	21,562,500	21,437,500
Basic and diluted net income per share of common stock	$ 0.04	$ 0.16